UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 9, 2002
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                                 CIT GROUP INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

        Delaware                      1-1861                 65-1051192
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     (State or other               (Commission             (IRS Employer
jurisdiction of incorporation)     File Number)          Identification No.)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
                          ----------------------------
              (Address of registrant's principal executive office)

        Registrant's telephone number, including area code (973) 740-5000
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             1211 Avenue of the Americas, New York, New York 10036
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                 (Former Address, if Changed Since Last Report)

Item 5. Other Events.

This Current Report on Form 8-K includes as an exhibit a press release, dated December 9, 2002, reporting the financing relationship of CIT Group Inc. and its subsidiaries with UAL Corp. and its subsidiary, United Airlines, Inc. CIT's financing relationship with UAL includes financing and leasing transactions outstanding at the time UAL and United Airlines and certain of their subsidiaries filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code, as well as CIT's commitment to provide $300 million of secured financing to UAL as a co-arranger under a $1.2 billion debtor-in-possession loan facility. The press release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

99.1  Press release issued by CIT Group Inc. on December 9, 2002.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CIT GROUP INC.
                                              --------------
                                              (Registrant)

                                              By:  /s/ Joseph M. Leone
                                                   ----------------------------
                                                   Joseph M. Leone
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Accounting and
                                                   Financial Officer)

Dated: December 13, 2002


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